SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 11, 2001

PEASE OIL AND GAS COMPANY
(Exact name of registrant as specified in its charter)

Nevada
(State of other jurisdiction of incorporation)

0-6580
(Commission File Number)

87-0285520
(I.R.S. Employer Identification No.)

743 Horizon Court, Suite 333,
Grand Junction, Colorado 81506-8715
(Address of principal executive
offices including zip code)

(970) 245-5917
     (Registrant's telephone number,
including area code)

Item 5. OTHER EVENTS.

        Stockholders of Registrant, at the annual meeting of stockholders held July 11, 2001, approved the adoption of Amended and Restated Articles of Incorporation which become effective at the close of business on the day of the meeting. The Amended and Restated Articles effect a change of the name of Registrant to “Republic Resources, Inc.” and increase the authorized common stock to 10,000,000 shares, of which approximately 2,929,815 are issued and outstanding. The trading symbol for Registrant’s common stock on the OTCBB has been changed to “RPRS” and the CUSIP number for the common stock is now 76074P 10 5.

        Also, stockholders elected the following five persons as directors:

                         Patrick J. Duncan
                         David A. Melman
                         Steve A. Antry
                         Homer C. Osborne
                         J. Peter Koonce

A News Release describing these matters is and attached as Exhibit 99.1.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits.

Exhibit	3.1 Amended and Restated Articles of Incorporation, filed July 11, 2001.
Exhibit	99.1 News Release dated July 11, 2001.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                             Republic Resources, Inc.
                                                                             Formerly known as:
                                                                             Pease Oil and Gas Company

Dated         July 11, 2001                                   By: /s/ Patrick J. Duncan
                                                                                    Patrick J. Duncan, President